UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23146

Natixis ETF Trust

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF

Natixis Seeyond International Minimum Volatility ETF

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-458-7452. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF

Managers	NYSE Arca: LSST

Daniel Conklin, CFA®*

Christopher T. Harms

Clifton V. Rowe, CFA®

Kurt L. Wagner, CFA®

Loomis, Sayles & Company, L.P.

*	Effective October 1, 2019, Daniel Conklin joined the portfolio management team.

Investment Goal

The Fund’s investment objective is current income consistent with preservation of capital.

Market Conditions

The fixed income markets produced robust returns in 2019, reflecting global central banks’ shift to more accommodative policies. A backdrop of moderate economic growth and low inflation provided the US Federal Reserve (the “Fed”) with the latitude to lower interest rates by a quarter point on three occasions in the span from July to October. While the Fed subsequently made it clear that it was unlikely to enact any further cuts in the near future barring a meaningful slowdown in growth, investors remained confident that it would keep rates steady throughout 2020. A number of other world central banks followed the Fed’s move toward easier policy, highlighted by the European Central Bank’s pledge to restart its stimulative quantitative easing program.

US Treasuries performed well in this environment, with falling yields (and rising prices) for bonds of all maturities. The yield on the bellwether 10-year note fell from 2.69% to 1.92% in 2019, while the two-year issue moved from 2.48% to 1.58%. As a result, the yield curve steepened compared to its level of December 31, 2018. The Treasury market reached its peak in late August, at which point yields began to tick higher as investors factored in improving economic data and the apparently low likelihood of further cuts in the coming year.

High-grade corporate bonds performed very well and finished the year as one of the best performing areas of the bond market. In addition to benefiting from the decline in Treasury yields, the asset class was helped by continued spread compression and elevated demand for high quality investments.

Securitized assets (such as mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”)) generated solid gains as a group. However, they lagged the overall market due in part to investors’ preference for longer-term and/or riskier securities.

Performance Results

For the 12 months ended December 31, 2019, the Natixis Loomis Sayles Short Duration Income ETF returned 5.51% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays US Government/Credit 1-3 Year Bond Index, which returned 4.03%.

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Explanation of Fund Performance

Sector allocation was a strong positive contributor to relative performance during the year. We remain tilted towards risk with an underweight to risk-free assets and an overweight to sectors offering higher yields. This positioning proved beneficial to relative performance over the twelve-month period as risk assets outperformed US Treasuries. Specifically, allocations to corporate bond sectors such as consumer cyclical, consumer staples, banking, finance companies and electric companies contributed positively to relative return.

Issuer selection within both investment grade and non-investment grade corporate bonds had a positive impact on performance during the period. In particular, bond choices within the consumer sectors, finance companies and communications issues added value. The Fund’s ABS exposure was also a positive contributor, with securities backed by credit card and car loan receivables providing the largest benefit.

Security selection in agency collateralized mortgage obligations weighed on results over the period. Issuer selection in agency and non-agency commercial mortgage-backed securities also marginally detracted from relative performance. Finally, an underweight allocation to government-related sectors detracted slightly from relative return.

Outlook

We believe that the Fed will be on hold for the foreseeable future. Market fears of a nearer-term recession are fading as indicated by the re-steepening of the US Treasury yield curve and the most recent recovery of risk assets.

Corporate fundamentals remain consistent with a credit cycle in late expansion mode. Top-line revenues have plateaued, margins have started to deteriorate, leverage is elevated, and businesses are concerned with the economic environment, particularly given the ongoing discussions around trade. However, the anticipated Senate ratification of the United States-Mexico-Canada Agreement (USMCA) and the promise of a “Phase 1” trade deal with China have buoyed optimism regarding a cyclical upturn in manufacturing. More recent economic data has corroborated this improved sentiment. Primary cycle risks continue to include the pace of global growth, US trade policy, dollar strength and the level of global central bank policy accommodation.

We continue to favor sectors offering higher yield potential than Treasuries and remain underweight in government bonds globally given low yields. We continue to be overweight in credit. Security selection opportunities, buying new issues with favorable concessions and secondary market bonds that offer potentially favorable risk/return profiles are focuses for us.

We remain overweight both agency and non-agency CMBS, particularly senior parts of the capital stack. We think valuations in MBS have improved and are becoming more interesting. Within MBS we are focused on securities with limited prepayment risk. The high-quality ABS sector remains attractive relative to government bonds. Consumer fundamentals continue to be healthy and we still favor auto loans and credit card receivables within ABS. The strategy’s yield advantage relative to the benchmark has declined as the portfolio’s overall quality has improved. We continue to monitor the

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NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF

portfolio and diversify our holdings with an eye toward avoiding undue exposure to macroeconomic risk and/or issuer-specific events. We continue to hold select high-yield names, but total exposure to the sector has declined as portfolio quality has increased.

Hypothetical Growth of $10,000 Investment3

December 27, 2017 (inception) through December 31, 2019

3  |

Average Annual Total Returns — December 31, 20193

	1 Year	Life of Fund	Expense Ratios[4]
			Gross	Net

Class A (Inception 12/27/17)
NAV[1]	5.51%	3.24%	1.09%	0.38%
Market[1]	5.47	3.21

Comparative Performance
Bloomberg Barclays US Government/Credit 1-3 Year Bond Index[2]	4.03	2.80

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

1

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade on the secondary market until December 28, 2017, NAV is used as a proxy for the market price prior to that date. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

2

The Bloomberg Barclays US Government/Credit 1-3 Year Bond Index is an unmanaged index which is a component of the US Government/Credit Bond Index, which includes Treasury and agency securities (US Government Bond Index) and publicly issued US corporate and foreign debentures and secured notes (US Credit Bond Index). The bonds in the index are investment grade with a maturity between one and three years.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

Managers	NYSE Arca: MVIN

Alexander J. Nary

Nicolas Just, CFA®*

Juan-Sebastian Caicedo, CFA®*

Natixis Advisors, L.P. (“Natixis Advisors”)

* Messrs. Just and Caicedo are part of Seeyond and provide portfolio management through a personnel-sharing arrangement between Seeyond and Natixis Advisors.

Investment Goal

The Fund seeks long-term capital appreciation with less volatility than typically experienced by international equity markets.

Market Conditions

Following the correction experienced by investors in global equities in late 2018, risk assets rebounded dramatically in 2019, buoyed by three quarter-point decreases of the federal funds rate and a concurrent strengthening of the US dollar. This particular macro-driven mix and the exceptional nature of this rebound should prove to be of particular interest to investors because it comes amidst no clear improvements in fundamentals and is instead based on potentially over-corrected equity valuations.

Indeed, 2018 was a year where investors sharply reassessed the true discount rate to be applied to the growing risk from slowing global growth, geopolitical tensions, and building uncertainty around the world. Investors paid particular attention to the growing divide between the US and China — including the escalation of the trade war between the two superpowers — as well as the changing political landscape across an increasingly fragmented European Union. In sharp contrast, 2019 delivered increased optimism to investors, including a path to improved US-China trade relations, a potential Brexit deal in the new year, and renewed confidence in accommodative central bank policies. Nonetheless, it is important to highlight that investors have not yet discounted the potential effects of drastically slowing global economies and deteriorating fundamentals.

Performance Results

For the 12 months ended December 31, 2019, the Natixis Seeyond International Minimum Volatility ETF (MVIN) returned 17.94% at net asset value. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 22.01%.

Performance Explanation

As a strategy based on risk, fundamental and macro views do not play a role in how the Fund is managed and implemented. To the contrary, we systematically focus our investments on stocks that we believe display a lower level of risk, as measured by volatility and correlations. Against the backdrop of a sharply upward trending year for international equities and a muted volatility environment, our rather conservative approach performed competitively, though it underperformed on an absolute performance basis, returning over 80% of the performance of the underlying index while reducing volatility by 30% and displaying a beta1 of 0.59 in 2019 when compared to its benchmark.

[1]	Beta measures the volatility of a security or a portfolio in comparison to the market as a whole.

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Over the long term, looking at the trailing 3-year period, MVIN is outperforming the MSCI EAFE Index (Net) by 103 basis points2 annually with a volatility reduction of 30% — in line with our dual objective to outperform over the longer term while consistently reducing volatility.

For the first half of 2019, the Fund maintained a high exposure to defensive sectors due to the volatility spike at the end of 2018. The ongoing US/China trade war boosted volatility at the beginning of the year, which caused the Fund to be overweight Real Estate and Consumer Staples while underweight Health Care and Materials. This allocation remained for much of the first three quarters, reducing turnover for the portfolio for the year compared to 2018. This exposure was reduced in the fall by trimming Real Estate and Consumer Staples and increasing Technology and Telecom. The country allocation remained stable over the year. Asia continues to present itself as a more stable alternative to the UK and core Europe. The Fund continues to be overweight Asia and underweight core Europe. Due to the geopolitical unrest in Hong Kong, the Fund has reduced its exposure to Hong Kong-based securities.

Although positioned conservatively for much of the year, overall performance from the Fund has been largely due to stock selection versus overall country or sector selection. For example, although underweight, Materials contributed substantially to the performance of the Fund. The good performance of James Hardie Industries (Australian construction), Nestle SA (multinational food company), and Kerry Group (multinational food company) are to be noted. On the negative side, Gildan Activewear (manufactures clothing), FamilyMart Co (Japan convenience stores), and Japan Post Holdings (Japanese bank) were the Fund’s three worst performing securities.

Outlook

Following two polar opposite years animated by geopolitical uncertainty and an artificial continuation of the late-cycle recovery — driven by accommodating monetary and fiscal policies — the question arises of whether or not an end to this historically long market cycle is now again upon us. With it comes the obvious implication of recessions in the US and elsewhere and the ultimately negative effect on investors in risk assets. Although we have been cautious about calling for an overall end to this cycle last year, we believe the probability of recession is now steadily increasing and a recession within the next 12 months is now probable. It is, however, important to consider that over the short term the economic and financial environment remains favorable to equities, and we expect these assets to continue the trend set in 2019 for at least the foreseeable future. The environment is important and further erosion of fundamentals, as well as growing geopolitical uncertainty, is likely to remain throughout 2020. It’s hard to know how markets might react to upcoming presidential elections in Greece, the US, and elsewhere.

Global monetary and fiscal policy will likely remain a source of stress, as policymakers in many countries vie with contradictory inflation data and dynamic political unrest. Additionally, assuming business fundamentals stay the course — not great but not

[2]	Basis points are a unit of measure used in finance to describe the percent change in the value of financial instruments or the rate change in an index or other benchmark.

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NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF

negative — consumer confidence will likely also remain a major market wildcard. While strong consumer spending might result in new market highs, they could well be range bound. These expectations translate into our view that equities will be modestly up in 2020, but could experience elevated levels of volatility, leading to a “roller coaster” pattern — starting and ending at approximately the same levels but experiencing episodes of turbulence along the way. As ever, investors should be on guard against forgoing risk considerations in favor of performance-chasing as they enter 2020.

Hypothetical Growth of $10,000 Investment3

October 25, 2016 (inception) through December 31, 2019

Top Ten Holdings as of December 31, 2019

Security Name		% of net assets
1	Alstom S.A.	2.31%
2	Nice Ltd.	2.13
3	Bank Leumi Le-Israel BM	1.89
4	Japan Airlines Co. Ltd.	1.86
5	Sonic Healthcare Ltd.	1.80
6	Koninklijke Ahold Delhaize NV	1.65
7	Aroundtown S.A.	1.64
8	Unilever NV	1.62
9	Roche Holding AG	1.60
10	Nestle S.A., (Registered)	1.58

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — December 31, 20193

			Expense Ratios[4]
	1 Year	Life of Fund	Gross	Net

Class A (Inception 10/25/16)
NAV[1]	17.94%	8.78%	1.52%	0.55%
Market[1]	18.07	8.80

Comparative Performance
MSCI EAFE Index (Net)[2]	22.01	9.33

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem or sell their shares.

1

The NAV return is based on the NAV of the Fund, and the market return is based on the market price per share of the Fund, which is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade on the secondary market until October 27, 2016, NAV is used as a proxy for the market price prior to that date. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

2

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index designed to measure large and mid-cap equity performance in developed markets, excluding the U.S. and Canada. The Index includes countries in Europe, Australasia, and the Far East.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling 800-458-7452; through the Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

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UNDERSTANDING FUND EXPENSES

As a shareholder, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees and brokerage charges, and (2) ongoing costs, including management fees and other fund expenses. These ongoing costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other funds.

The first line in the table shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2019 through December 31, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as brokerage commissions on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

NATIXIS LOOMIS SAYLES SHORT DURATION INCOME ETF	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Actual	$1,000.00	$1,016.40	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	$1.94

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.38%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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NATIXIS SEEYOND INTERNATIONAL MINIMUM VOLATILITY ETF	BEGINNING ACCOUNT VALUE 7/1/2019	ENDING ACCOUNT VALUE 12/31/2019	EXPENSES PAID DURING PERIOD* 7/1/2019 – 12/31/2019
Actual	$1,000.00	$1,049.20	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85

The chart above represents historical performance of a hypothetical investment of $1,000 in the fund for the most recent six-month period. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.56%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF

Principal Amount	Description	Value (†)
Bonds and Notes — 98.2% of Net Assets
	ABS Car Loan — 15.0%
$280,000	Ally Auto Receivables Trust, Series 2019-4, Class A3, 1.840%, 6/17/2024	$279,519
160,000	Ally Master Owner Trust, Series 2018-1, Class A2, 2.700%, 1/17/2023(a)	161,135
105,000	American Credit Acceptance Receivables Trust, Series 2019-4, Class C, 2.690%, 12/12/2025, 144A	104,965
21,158	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.800%, 10/08/2021(a)	21,152
115,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class B, 3.580%, 10/18/2024(a)	118,102
20,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/2024	20,136
130,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class A3, 2.060%, 4/18/2024	130,088
37,527	Avid Automobile Receivables Trust, Series 2018-1, Class A, 2.840%, 8/15/2023, 144A(a)	37,563
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A(a)	103,134
105,000	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A3, 1.920%, 5/15/2024	104,859
70,000	CarMax Auto Owner Trust, Series 2019-4, Class A2A, 2.010%, 3/15/2023	70,038
55,000	CarMax Auto Owner Trust, Series 2018-1, Class A3, 2.480%, 11/15/2022(a)	55,219
120,000	CarMax Auto Owner Trust, Series 2018-2, Class A4, 3.160%, 7/17/2023(a)	122,649
15,000	CarMax Auto Owner Trust, Series 2019-3, Class A3, 2.180%, 8/15/2024	15,037
85,000	Carvana Auto Receivables Trust, Series 2019-3A, Class A3, 2.340%, 6/15/2023, 144A	85,105
21,474	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A(a)	21,490
100,000	CPS Auto Receivables Trust, Series 2018-D, Class B, 3.610%, 11/15/2022, 144A(a)	100,836
130,000	Drive Auto Receivables Trust, Series 2018-5, Class B, 3.680%, 7/15/2023(a)	131,157
5,000	Drive Auto Receivables Trust, Series 2019-3, Class B, 2.650%, 2/15/2024	5,035
10,000	DT Auto Owner Trust, Series 2019-4A, Class B, 2.360%, 1/16/2024, 144A	10,003
20,000	DT Auto Owner Trust, Series 2018-2A, Class C, 3.670%, 3/15/2024, 144A	20,188
35,000	DT Auto Owner Trust, Series 2019-1A, Class C, 3.610%, 11/15/2024, 144A	35,591
35,000	DT Auto Owner Trust, Series 2019-2A, Class C, 3.180%, 2/18/2025, 144A	35,432
9,987	Exeter Automobile Receivables Trust, Series 2018-1A, Class B, 2.750%, 4/15/2022, 144A(a)	9,990
30,897	Exeter Automobile Receivables Trust, Series 2018-2A, Class B, 3.270%, 5/16/2022, 144A(a)	30,949
30,000	Exeter Automobile Receivables Trust, Series 2019-2A, Class B, 3.060%, 5/15/2023, 144A	30,244
10,000	Exeter Automobile Receivables Trust, Series 2019-3A, Class B, 2.580%, 8/15/2023, 144A	10,040
21,174	First Investors Auto Owner Trust, Series 2017-1A, Class A2, 2.200%, 3/15/2022, 144A(a)	21,174
25,861	First Investors Auto Owner Trust, Series 2018-2A, Class A1, 3.230%, 12/15/2022, 144A(a)	25,962
37,629	First Investors Auto Owner Trust, Series 2019-1A, Class A, 2.890%, 3/15/2024, 144A(a)	37,901

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$56,038	First Investors Auto Owner Trust, Series 2019-2A, Class A, 2.210%, 9/16/2024, 144A	$56,019
65,000	Flagship Credit Auto Trust, Series 2018-1, Class B, 3.130%, 1/17/2023, 144A(a)	65,439
35,000	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	35,911
68,619	Ford Credit Auto Owner Trust, Series 2019-B, Class A2A, 2.350%, 2/15/2022	68,741
250,000	Ford Credit Auto Owner Trust, Series 2019-C, Class A3, 1.870%, 3/15/2024	249,789
80,000	Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.840%, 3/15/2024(a)	81,171
100,000	Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A3, 3.640%, 5/15/2023, 144A(a)	101,255
42,972	GLS Auto Receivables Trust, Series 2018-1A, Class A, 2.820%, 7/15/2022, 144A(a)	43,069
35,000	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A	35,487
64,887	GLS Auto Receivables Trust, Series 2019-2A, Class A, 3.060%, 4/17/2023, 144A(a)	65,227
35,000	GLS Auto Receivables Trust, Series 2019-4A, Class B, 2.780%, 9/16/2024, 144A	35,070
110,000	GM Financial Consumer Automobile Receivables Trust, Series 2018-2, Class A3, 2.810%, 12/16/2022(a)	110,916
55,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	55,254
275,000	Honda Auto Receivables Owner Trust, Series 2019-4, Class A3, 1.830%, 1/18/2024	274,394
67,346	Hyundai Auto Lease Securitization Trust, Series 2018-A, Class A3, 2.810%, 4/15/2021, 144A(a)	67,524
105,000	Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.940%, 2/15/2024	105,072
95,000	Mercedes-Benz Auto Lease Trust, Series 2019-B, Class A2, 2.010%, 12/15/2021	95,060
125,000	Prestige Auto Receivables Trust, Series 2019-1A, Class A3, 2.450%, 5/15/2023, 144A	125,450
60,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class B, 3.210%, 9/15/2023(a)	60,500
30,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024	30,297
50,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	50,746
20,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class A3, 3.000%, 12/15/2022	20,072
60,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.160%, 11/15/2022	60,089
135,000	Toyota Auto Receivables Owner Trust, Series 2019-D, Class A3, 1.920%, 1/16/2024(a)	134,940
45,000	USAA Auto Owner Trust, Series 2019-1, Class A3, 2.160%, 7/17/2023	45,074
20,000	Westlake Automobile Receivables Trust, Series 18-2A, Class B, 3.200%, 1/16/2024, 144A	20,066
29,590	Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.700%, 10/17/2022, 144A(a)	29,607
11,399	Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A, 2.980%, 1/18/2022, 144A	11,419
25,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class B, 3.260%, 10/17/2022, 144A	25,278
100,000	Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.620%, 7/15/2024, 144A	100,393

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$110,000	World Omni Auto Receivables Trust, Series 2018-B, Class A3, 2.870%, 7/17/2023(a)	$111,002
165,000	World Omni Auto Receivables Trust, Series 2019-C, Class A3, 1.960%, 12/16/2024(a)	164,879
60,000	World Omni Automobile Lease Securitization Trust, Series 2018-A, Class A3, 2.830%, 7/15/2021(a)	60,178

		4,550,081

	ABS Credit Card — 3.3%
100,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024(a)	102,172
230,000	Barclays Dryrock Issuance Trust, Series 2019-1, Class A, 1.960%, 5/15/2025(a)	229,718
265,000	Citibank Credit Card Issuance Trust, Series 2018-A2, Class A2, 1-month LIBOR + 0.330%, 2.095%, 1/20/2025(a)(b)	265,053
100,000	World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.030%, 4/15/2025(a)	99,902
185,000	World Financial Network Credit Card Master Trust, Series 2018-A, Class A, 3.070%, 12/16/2024(a)	187,053
110,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.210%, 7/15/2026	110,153

		994,051

	ABS Other — 1.2%
30,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, Class A, 1-month LIBOR + 0.630%, 2.422%, 9/25/2023, 144A(b)	30,050
100,000	OneMain Financial Issuance Trust, Series 2015-3A, Class A, 3.630%, 11/20/2028, 144A(a)	100,192
54,941	SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.630%, 10/20/2024, 144A(a)	55,610
100,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A(a)	100,603
84,673	SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.540%, 11/26/2027, 144A(a)	85,354

		371,809

	ABS Student Loan — 0.3%
27,058	Navient Private Education Refi Loan Trust, Series 2018-A, Class A1, 2.530%, 2/18/2042, 144A(a)	27,061
54,437	SoFi Professional Loan Program LLC, Series 2015-D, Class A2, 2.720%, 10/27/2036, 144A(a)	54,607

		81,668

	Aerospace & Defense — 0.6%
110,000	General Dynamics Corp., 2.875%, 5/11/2020(a)	110,381
60,000	General Dynamics Corp., 3.000%, 5/11/2021(a)	61,010
5,000	Moog, Inc., 4.250%, 12/15/2027, 144A	5,088

		176,479

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — 0.3%
$99,996	FHLMC Multifamily Structured Pass Through Certificates, Series KF72, Class A, 1-month LIBOR + 0.500%, 2.197%, 11/25/2026(b)	$99,621
3,885	FHLMC Multifamily Structured Pass Through Certificates, Series KI01, Class A, 1-month LIBOR + 0.160%, 1.857%, 9/25/2022(a)(b)	3,880

		103,501

	Airlines — 0.3%
100,000	Delta Air Lines, Inc., 2.600%, 12/04/2020	100,294

	Automotive — 5.2%
150,000	American Honda Finance Corp., MTN, 2.000%, 2/14/2020(a)	149,994
135,000	American Honda Finance Corp., MTN, 2.200%, 6/27/2022	136,050
200,000	BMW Finance NV, 2.250%, 8/12/2022, 144A(a)	200,801
60,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A(a)	59,873
60,000	BMW U.S. Capital LLC, 3.400%, 8/13/2021, 144A(a)	61,367
55,000	BMW U.S. Capital LLC, 3.450%, 4/12/2023, 144A(a)	57,069
150,000	Daimler Finance North America LLC, 3.700%, 5/04/2023, 144A(a)	156,222
95,000	General Motors Co., 3-month LIBOR + 0.900%, 2.791%, 9/10/2021(b)	95,028
10,000	Harley-Davidson Financial Services, Inc., 3-month LIBOR + 0.940%, 2.847%, 3/02/2021, 144A(b)	10,058
15,000	Harley-Davidson Financial Services, Inc., 3.350%, 2/15/2023, 144A	15,345
40,000	Harley-Davidson Financial Services, Inc., 4.050%, 2/04/2022, 144A	41,299
95,000	Hyundai Capital America, 2.750%, 9/18/2020, 144A	95,329
110,000	Nissan Motor Acceptance Corp., 2.150%, 7/13/2020, 144A(a)	109,953
105,000	Nissan Motor Acceptance Corp., 3.150%, 3/15/2021, 144A(a)	106,025
25,000	PACCAR Financial Corp., MTN, 1.900%, 2/07/2023	25,033
15,000	PACCAR Financial Corp., MTN, 2.000%, 9/26/2022	15,085
110,000	PACCAR Financial Corp., MTN, 2.800%, 3/01/2021(a)	111,296
60,000	Toyota Motor Credit Corp., GMTN, 2.200%, 1/10/2020(a)	60,000
75,000	Toyota Motor Credit Corp., GMTN, 3.050%, 1/08/2021(a)	75,907

		1,581,734

	Banking — 14.0%
135,000	American Express Co., 3.700%, 11/05/2021(a)	139,125
210,000	Bank of America Corp., (fixed rate to 1/20/2022, variable rate thereafter), MTN, 3.124%, 1/20/2023(a)	214,103
110,000	Bank of America Corp., (fixed rate to 5/17/2021, variable rate thereafter), MTN, 3.499%, 5/17/2022(a)	112,210
70,000	Bank of Montreal, MTN, 2.500%, 6/28/2024	70,868
65,000	Bank of Montreal, MTN, 2.900%, 3/26/2022(a)	66,273
70,000	Bank of Montreal, Series D, 3.100%, 4/13/2021(a)	71,143
275,000	Bank of New York Mellon (The), 3-month LIBOR + 0.280%, 2.180%, 6/04/2021(a)(b)	275,253
150,000	Bank of Nova Scotia (The), 2.000%, 11/15/2022	150,242
50,000	Bank of Nova Scotia (The), 2.500%, 1/08/2021(a)	50,281
20,000	Canadian Imperial Bank of Commerce, 2.700%, 2/02/2021(a)	20,185
135,000	Canadian Imperial Bank of Commerce, (fixed rate to 7/22/2022, variable rate thereafter), 2.606%, 7/22/2023	136,473
105,000	Capital One Financial Corp., 3.200%, 1/30/2023(a)	107,960
15,000	Capital One Financial Corp., 3.750%, 3/09/2027	16,001

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$90,000	Citigroup, Inc., (fixed rate to 1/24/2022, variable rate thereafter), 3.142%, 1/24/2023	$91,763
120,000	Citigroup, Inc., (fixed rate to 11/04/2021, variable rate thereafter), 2.312%, 11/04/2022	120,374
30,000	Comerica, Inc., 3.700%, 7/31/2023	31,538
75,000	Commonwealth Bank of Australia, 3.450%, 3/16/2023, 144A(a)	78,170
25,000	Fifth Third Bancorp, 2.600%, 6/15/2022	25,319
45,000	Goldman Sachs Bank USA, 3.200%, 6/05/2020(a)	45,245
225,000	Goldman Sachs Group, Inc. (The), 3-month LIBOR + 1.200%, 3.094%, 9/15/2020(a)(b)	226,441
245,000	JPMorgan Chase & Co., 2.750%, 6/23/2020(a)	245,706
25,000	JPMorgan Chase & Co., 4.250%, 10/15/2020	25,444
65,000	JPMorgan Chase & Co., (fixed rate to 4/1/2022, variable rate thereafter), 3.207%, 4/01/2023(a)	66,550
200,000	Lloyds Bank PLC, 2.250%, 8/14/2022(a)	200,992
150,000	Macquarie Bank Ltd., 2.100%, 10/17/2022, 144A	150,472
65,000	Mitsubishi UFJ Financial Group, Inc., 2.665%, 7/25/2022(a)	65,963
160,000	Royal Bank of Canada, GMTN, 2.125%, 3/02/2020(a)	160,059
110,000	Royal Bank of Canada, GMTN, 2.800%, 4/29/2022(a)	112,266
200,000	Santander UK PLC, 3-month LIBOR + 0.660%, 2.570%, 11/15/2021(a)(b)	200,974
150,000	State Street Corp., 1.950%, 5/19/2021(a)	150,311
20,000	Synchrony Financial, 2.850%, 7/25/2022	20,247
15,000	Synchrony Financial, 4.375%, 3/19/2024	16,005
110,000	Toronto Dominion Bank (The), GMTN, 2.550%, 1/25/2021(a)	110,822
40,000	Toronto Dominion Bank (The), MTN, 3.250%, 6/11/2021	40,853
75,000	Toronto-Dominion Bank (The), MTN, 1.900%, 12/01/2022	75,072
110,000	Truist Bank, (fixed rate to 1/29/2020, variable rate thereafter), 2.590%, 1/29/2021(a)	110,241
95,000	Truist Bank, (fixed rate to 10/26/2020, variable rate thereafter), 3.525%, 10/26/2021(a)	96,119
70,000	Truist Financial Corp., 2.700%, 1/27/2022	70,969
95,000	Truist Financial Corp., MTN, 3.050%, 6/20/2022(a)	97,374
165,000	Westpac Banking Corp., 2.650%, 1/25/2021(a)	166,117
25,000	Westpac Banking Corp., 2.800%, 1/11/2022	25,408

		4,256,931

	Brokerage — 0.2%
55,000	Ameriprise Financial, Inc., 3.000%, 3/22/2022	56,261
15,000	Charles Schwab Corp. (The), 3.250%, 5/21/2021	15,292

		71,553

	Building Materials — 0.8%
10,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	10,250
120,000	Martin Marietta Materials, Inc., 3-month LIBOR + 0.650%, 2.549%, 5/22/2020(b)	120,139
110,000	Vulcan Materials Co., 3-month LIBOR + 0.650%, 2.557%, 3/01/2021(b)	110,211

		240,600

	Cable Satellite — 0.6%
145,000	Comcast Corp., 3.450%, 10/01/2021(a)	149,260

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Cable Satellite — continued
$30,000	DISH DBS Corp., 5.000%, 3/15/2023	$30,775

		180,035

	Chemicals — 0.5%
65,000	Dow Chemical Co. (The), 3.150%, 5/15/2024	67,390
35,000	DuPont de Nemours, Inc., 3.766%, 11/15/2020	35,485
50,000	Ecolab, Inc., 4.350%, 12/08/2021	52,360

		155,235

	Collateralized Mortgage Obligations — 4.1%
175,899	Government National Mortgage Association, Series 2019-H13, Class FT, 1-year CMT + 0.450%, 2.020%, 8/20/2069(a)(b)	175,830
3,934	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061(a)(c)(d)	3,974
11,212	Government National Mortgage Association, Series 2012-H28, Class FA, 1-month LIBOR + 0.580%, 2.354%, 9/20/2062(a)(b)(c)(d)	11,157
98,456	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(a)	98,037
114,083	Government National Mortgage Association, Series 2013-H10, Class LA, 2.500%, 4/20/2063(a)	113,876
198,264	Government National Mortgage Association, Series 2013-H11, Class JA, 3.500%, 4/20/2063(a)	199,492
47,438	Government National Mortgage Association, Series 2016-H13, Class FT, 1-month LIBOR + 0.580%, 2.354%, 5/20/2066(a)(b)	47,454
263,002	Government National Mortgage Association, Series 2017-H24, Class FJ, 1-month LIBOR + 0.250%, 2.024%, 10/20/2067(a)(b)	262,695
105,387	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 1.974%, 10/20/2064(a)(b)	105,178
82,672	Government National Mortgage Association, Series 2019-H01, Class FJ, 1-month LIBOR + 0.300%, 2.074%, 9/20/2068(a)(b)	82,310
59,450	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 2.174%, 10/20/2068(a)(b)	59,292
83,655	Government National Mortgage Association, Series 2019-H0A, Class FT, 1-year CMT + 0.430%, 2.830%, 4/20/2069(a)(b)	83,533

		1,242,828

	Construction Machinery — 1.3%
155,000	Caterpillar Financial Services Corp., MTN, 2.100%, 1/10/2020(a)	155,004
40,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	40,887
100,000	John Deere Capital Corp., MTN, 2.875%, 3/12/2021	101,236
80,000	John Deere Capital Corp., MTN, 2.950%, 4/01/2022	81,915

		379,042

	Consumer Cyclical Services — 0.9%
155,000	eBay, Inc., 2.150%, 6/05/2020	155,107
30,000	Western Union Co. (The), 2.850%, 1/10/2025	30,101
70,000	Western Union Co. (The), 4.250%, 6/09/2023	73,966

		259,174

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Consumer Products — 0.2%
$50,000	Hasbro, Inc., 3.550%, 11/19/2026	$50,351

	Diversified Manufacturing — 1.2%
35,000	Honeywell International, Inc., 1.850%, 11/01/2021	35,081
85,000	Ingersoll-Rand Global Holding Co. Ltd., 2.900%, 2/21/2021	85,781
135,000	United Technologies Corp., 1.900%, 5/04/2020	134,934
55,000	United Technologies Corp., 3.650%, 8/16/2023	57,993
35,000	Westinghouse Air Brake Technologies Corp., 3-month LIBOR + 1.300%, 3.194%, 9/15/2021(b)	35,005

		348,794

	Electric — 5.5%
25,000	Alliant Energy Finance LLC, 3.750%, 6/15/2023, 144A	26,098
65,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	69,942
130,000	American Electric Power Co., Inc., 2.150%, 11/13/2020	130,254
135,000	American Electric Power Co., Inc., Series I, 3.650%, 12/01/2021	139,284
105,000	Calpine Corp., 4.500%, 2/15/2028, 144A	105,931
35,000	Clearway Energy Operating LLC, 4.750%, 3/15/2028, 144A	35,481
30,000	Dominion Energy, Inc., 3.071%, 8/15/2024	30,905
110,000	DTE Energy Co., 2.250%, 11/01/2022	109,992
5,000	Edison International, 2.125%, 4/15/2020	5,003
125,000	Eversource Energy, Series N, 3.800%, 12/01/2023(a)	131,662
70,000	Exelon Corp., 2.450%, 4/15/2021	70,318
70,000	National Rural Utilities Cooperative Finance Corp., MTN, 2.900%, 3/15/2021	70,788
105,000	NextEra Energy Capital Holdings, Inc., 2.403%, 9/01/2021	105,757
115,000	PNM Resources, Inc., 3.250%, 3/09/2021	116,346
35,000	PSEG Power LLC, 3.850%, 6/01/2023	36,735
30,000	Public Service Enterprise Group, Inc., 2.875%, 6/15/2024	30,670
90,000	Southern California Edison Co., Series A, 2.900%, 3/01/2021(a)	90,947
75,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	74,525
135,000	WEC Energy Group, Inc., 3.100%, 3/08/2022	137,892
130,000	Wisconsin Public Service Corp., 3.350%, 11/21/2021(a)	133,619

		1,652,149

	Finance Companies — 1.9%
110,000	Air Lease Corp., 2.500%, 3/01/2021	110,507
35,000	Ares Capital Corp., 4.200%, 6/10/2024	36,652
70,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	72,332
90,000	Avolon Holdings Funding Ltd., 5.250%, 5/15/2024, 144A	98,242
75,000	FS KKR Capital Corp., 4.125%, 2/01/2025	76,059
80,000	Navient Corp., MTN, 7.250%, 1/25/2022	86,915
95,000	Springleaf Finance Corp., 6.125%, 3/15/2024	104,025

		584,732

	Financial Other — 0.5%
25,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027, 144A	25,566
110,000	ORIX Corp., 2.900%, 7/18/2022(a)	112,146

		137,712

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Food & Beverage — 1.0%
$130,000	Archer-Daniels-Midland Co., 3.375%, 3/15/2022(a)	$134,118
90,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	94,549
50,000	Hershey Co. (The), 2.900%, 5/15/2020(a)	50,168
10,000	Kraft Heinz Foods Co., 3-month LIBOR + 0.570%, 2.471%, 2/10/2021(b)	10,014

		288,849

	Gaming — 0.2%
45,000	GLP Capital LP/GLP Financing II, Inc., 5.250%, 6/01/2025	49,392

	Healthcare — 2.6%
112,000	Becton Dickinson and Co., 3-month LIBOR + 0.875%, 2.836%, 12/29/2020(b)	112,055
85,000	Cigna Corp., 3.750%, 7/15/2023(a)	89,147
10,000	Cigna Corp., 4.500%, 2/25/2026, 144A	10,974
135,000	Cigna Corp., 4.750%, 11/15/2021, 144A	141,531
145,000	CVS Health Corp., 3.700%, 3/09/2023	151,139
135,000	McKesson Corp., 3.650%, 11/30/2020	136,886
20,000	Quest Diagnostics, Inc., 2.950%, 6/30/2030	20,004
140,000	Zimmer Biomet Holdings, Inc., 3-month LIBOR + 0.750%, 2.653%, 3/19/2021(b)	140,014

		801,750

	Home Construction — 0.2%
45,000	Mattamy Group Corp., 5.250%, 12/15/2027, 144A	46,800

	Independent Energy — 0.3%
105,000	EQT Corp., 3.000%, 10/01/2022	103,195

	Integrated Energy — 0.8%
135,000	BP Capital Markets PLC, 3-month LIBOR + 0.250%, 2.160%, 11/24/2020(a)(b)	135,195
40,000	Exxon Mobil Corp., 1.902%, 8/16/2022	40,221
70,000	Total Capital International S.A., 2.218%, 7/12/2021	70,415

		245,831

	Leisure — 0.5%
135,000	Royal Caribbean Cruises Ltd., 2.650%, 11/28/2020	135,692

	Life Insurance — 3.5%
50,000	AIG Global Funding, 2.300%, 7/01/2022, 144A	50,278
80,000	American International Group, Inc., 3.300%, 3/01/2021	81,164
105,000	AXA Equitable Holdings, Inc., 3.900%, 4/20/2023	110,039
50,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	49,364
115,000	Guardian Life Global Funding, 3.400%, 4/25/2023, 144A(a)	119,593
135,000	Jackson National Life Global Funding, 3.300%, 2/01/2022, 144A(a)	138,824
20,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A(a)	21,452
150,000	Metropolitan Life Global Funding I, 3.450%, 10/09/2021, 144A(a)	154,174
120,000	New York Life Global Funding, 2.000%, 4/09/2020, 144A(a)	120,024
115,000	New York Life Global Funding, 3-month LIBOR + 0.100%, 2.066%, 1/21/2020, 144A(a)(b)	115,011
90,000	Reliance Standard Life Global Funding II, 3.850%, 9/19/2023, 144A(a)	94,389

		1,054,312

	Lodging — 0.8%
50,000	Choice Hotels International, Inc., 3.700%, 12/01/2029	50,364

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Lodging — continued
$45,000	Marriott International, Inc., 2.125%, 10/03/2022	$45,087
130,000	Marriott International, Inc., Series Y, 3-month LIBOR + 0.600%, 2.507%, 12/01/2020(b)	130,416
25,000	Wyndham Destinations, Inc., 4.625%, 3/01/2030, 144A	25,062

		250,929

	Media Entertainment — 0.4%
25,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/01/2020	25,268
100,000	ViacomCBS, Inc., 2.900%, 6/01/2023	102,087

		127,355

	Metals & Mining — 0.2%
30,000	ArcelorMittal S.A., 3.600%, 7/16/2024	30,763
20,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	20,948
10,000	Steel Dynamics, Inc., 3.450%, 4/15/2030	10,119

		61,830

	Midstream — 1.5%
80,000	Dominion Energy Gas Holdings LLC, 2.800%, 11/15/2020	80,561
45,000	Dominion Energy Gas Holdings LLC, Series A, 2.500%, 11/15/2024	45,211
105,000	EQM Midstream Partners LP, Series 5Y, 4.750%, 7/15/2023	105,335
85,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	87,032
25,000	MPLX LP, 3-month LIBOR + 0.900%, 2.785%, 9/09/2021(b)	25,076
120,000	MPLX LP, 3.375%, 3/15/2023	123,240

		466,455

	Natural Gas — 0.4%
120,000	CenterPoint Energy Resources Corp., 3.550%, 4/01/2023	124,239

	Non-Agency Commercial Mortgage-Backed Securities — 0.6%
190,686	Benchmark Mortgage Trust, Series 2019-B10, Class A1, 2.793%, 3/15/2062(a)	193,841

	Oil Field Services — 0.1%
35,000	National Oilwell Varco, Inc., 3.600%, 12/01/2029	35,107

	Pharmaceuticals — 2.0%
75,000	AbbVie, Inc., 2.150%, 11/19/2021, 144A	75,109
50,000	AbbVie, Inc., 2.950%, 11/21/2026, 144A	50,908
150,000	Amgen, Inc., 2.200%, 5/11/2020(a)	150,128
135,000	AstraZeneca PLC, 3.500%, 8/17/2023(a)	141,282
60,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	61,931
10,000	Bristol-Myers Squibb Co., 2.000%, 8/01/2022	10,066
45,000	Bristol-Myers Squibb Co., 3.550%, 8/15/2022, 144A	46,769
60,000	Pfizer, Inc., 3.200%, 9/15/2023(a)	62,601

		598,794

	Property & Casualty Insurance — 1.1%
80,000	Allstate Corp. (The), 3-month LIBOR + 0.630%, 2.591%, 3/29/2023(b)	80,207
150,000	AON Corp., 2.200%, 11/15/2022	150,706
25,000	Assurant, Inc., 4.200%, 9/27/2023	26,100

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Property & Casualty Insurance — continued
$70,000	Marsh & McLennan Cos., Inc., 3.500%, 12/29/2020	$71,028

		328,041

	Refining — 0.3%
85,000	Phillips 66, 3-month LIBOR + 0.600%, 2.517%, 2/26/2021(b)	85,005

	REITs – Diversified — 0.5%
125,000	Digital Realty Trust LP, 2.750%, 2/01/2023	126,324
10,000	iStar, Inc., 4.750%, 10/01/2024	10,362

		136,686

	REITs – Health Care — 0.2%
60,000	Healthpeak Properties, Inc., 3.000%, 1/15/2030	60,237

	REITs – Mortgage — 0.1%
35,000	Starwood Property Trust, Inc., 3.625%, 2/01/2021	35,219

	REITs – Regional Malls — 0.4%
125,000	Simon Property Group LP, 2.625%, 6/15/2022(a)	126,975

	Retailers — 1.1%
110,000	Alimentation Couche-Tard, Inc., 2.700%, 7/26/2022, 144A	111,210
55,000	Dollar Tree, Inc., 3-month LIBOR + 0.700%, 2.702%, 4/17/2020(b)	55,010
130,000	Home Depot, Inc. (The), 3.250%, 3/01/2022(a)	134,353
35,000	Lithia Motors, Inc., 4.625%, 12/15/2027, 144A	35,975

		336,548

	Supermarkets — 0.3%
105,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.625%, 1/15/2027, 144A	104,874

	Technology — 2.6%
90,000	Analog Devices, Inc., 2.850%, 3/12/2020	90,122
70,000	Broadcom, Inc., 3.125%, 4/15/2021, 144A	70,850
105,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	106,528
150,000	Hewlett Packard Enterprise Co., 3-month LIBOR + 0.680%, 2.567%, 3/12/2021(b)	150,558
110,000	IBM Credit LLC, 2.650%, 2/05/2021(a)	111,007
135,000	IBM Credit LLC, 3.600%, 11/30/2021(a)	139,528
70,000	Marvell Technology Group Ltd., 4.200%, 6/22/2023	73,925
20,000	Microchip Technology, Inc., 3.922%, 6/01/2021	20,454
20,000	Seagate HDD Cayman, 4.875%, 3/01/2024	21,324

		784,296

	Tobacco — 0.8%
95,000	Altria Group, Inc., 3.800%, 2/14/2024(a)	100,041
150,000	BAT Capital Corp., 2.789%, 9/06/2024	150,734

		250,775

	Transportation Services — 1.1%
60,000	FedEx Corp., 3.400%, 1/14/2022	61,629
100,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 3.650%, 7/29/2021, 144A	102,309
80,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	84,455
30,000	Ryder System, Inc., MTN, 2.875%, 6/01/2022	30,462

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

Principal Amount	Description	Value (†)
	Transportation Services — continued
$25,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	$26,122
35,000	Ryder System, Inc., MTN, 3.875%, 12/01/2023	36,947

		341,924

	Treasuries — 16.2%
765,000	U.S. Treasury Note, 1.125%, 9/30/2021	758,844
230,000	U.S. Treasury Note, 1.250%, 8/31/2024(a)	225,607
305,000	U.S. Treasury Note, 1.375%, 6/30/2023(a)	302,343
2,675,000	U.S. Treasury Note, 1.500%, 8/15/2022(a)	2,669,148
960,000	U.S. Treasury Note, 1.750%, 7/15/2022	963,713

		4,919,655

	Wirelines — 0.5%
160,000	Verizon Communications, Inc., 3-month LIBOR + 1.100%, 3.010%, 5/15/2025(a)(b)	163,667

	Total Bonds and Notes (Identified Cost $29,450,639)	29,777,026

Short-Term Investments — 1.4%
309,439	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $309,454 on 1/02/2020 collateralized by $305,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $320,315 including accrued interest (Note 2 of Notes to Financial Statements)	309,439
115,000	U.S. Treasury Bills, 0.750%, 1/02/2020(e)	115,000

	Total Short-Term Investments (Identified Cost $424,436)	424,439

	Total Investments — 99.6% (Identified Cost $29,875,075)	30,201,465
	Other assets less liabilities — 0.4%	129,545

	Net Assets — 100.0%	$30,331,010

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. Rate as of December 31, 2019 is disclosed.
(c)	Fair valued by the Fund’s adviser. At December 31, 2019, the value of these securities amounted to $15,131 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the value of Rule 144A holdings amounted to $5,596,542 or 18.5% of net assets.

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2019

Natixis Loomis Sayles Short Duration Income ETF – (continued)

ABS	Asset-Backed Securities
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At December 31, 2019, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	3/31/2020	34	$7,331,447	$7,327,000	$(4,447)

At December 31, 2019, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	3/31/2020	12	$1,428,540	$1,423,313	$5,227
10 Year U.S. Treasury Note	3/20/2020	12	1,554,474	1,541,063	13,411

Total					$18,638

Industry Summary at December 31, 2019

Treasuries	16.2%
ABS Car Loan	15.0
Banking	14.0
Electric	5.5
Automotive	5.2
Collateralized Mortgage Obligations	4.1
Life Insurance	3.5
ABS Credit Card	3.3
Healthcare	2.6
Technology	2.6
Pharmaceuticals	2.0
Other Investments, less than 2% each	24.2
Short-Term Investments	1.4

Total Investments	99.6
Other assets less liabilities (including futures contracts)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2019

Natixis Seeyond International Minimum Volatility ETF

Shares	Description	Value (†)
Common Stocks — 99.0% of Net Assets
	Australia — 5.7%
49,280	Aurizon Holdings Ltd.	$181,175
15,752	Sonic Healthcare Ltd.	318,345
63,136	Telstra Corp. Ltd.	157,110
10,464	Transurban Group	109,673
3,976	Wesfarmers Ltd.	115,710
4,848	Woolworths Group Ltd.	123,230

		1,005,243

	Belgium — 1.3%
3,200	Telenet Group Holding NV	143,896
1,072	UCB S.A.	85,315

		229,211

	Canada — 8.5%
4,720	Empire Co. Ltd., Class A	110,870
344	Fairfax Financial Holdings Ltd.	161,751
3,560	Fortis, Inc.	147,918
1,880	Franco-Nevada Corp.	194,401
2,520	iA Financial Corp., Inc.	138,617
4,464	Metro, Inc.	184,481
1,040	Onex Corp.	65,901
4,672	Quebecor, Inc., Class B	119,399
1,480	Restaurant Brands International, Inc.	94,478
4,824	TELUS Corp.	187,045
1,640	Toronto-Dominion Bank (The)	92,108

		1,496,969

	Finland — 2.0%
1,968	Elisa Oyj	108,797
4,744	Neste OYJ	165,186
178	Nordea Bank Abp	1,447
1,776	Sampo OYJ, A Shares	77,569

		352,999

	France — 7.4%
8,616	Alstom S.A.	408,425
828	EssilorLuxottica S.A.	126,216
5,088	SCOR SE	213,716
880	Sodexo S.A.	104,361
688	Teleperformance	167,894
1,024	Thales S.A.	106,346
3,232	Total S.A.	178,494

		1,305,452

	Germany — 4.5%
528	Adidas AG	171,758
32,296	Aroundtown S.A.	289,438
1,520	Deutsche Boerse AG	239,124

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2019

Natixis Seeyond International Minimum Volatility ETF – (continued)

Shares	Description	Value (†)
	Germany — continued
5,840	Deutsche Telekom AG	$95,512

		795,832

	Hong Kong — 2.9%
10,400	CLP Holdings Ltd.	109,315
72,000	HK Electric Investments & HK Electric Investments Ltd.	70,967
116,000	HKT Trust & HKT Ltd.	163,464
24,000	Power Assets Holdings Ltd.	175,569

		519,315

	Ireland — 1.3%
1,904	Kerry Group PLC, Series A	237,447

	Israel — 5.9%
2,480	Azrieli Group Ltd.	181,297
45,920	Bank Leumi Le-Israel BM	334,230
2,432	Nice Ltd.(a)	377,122
1,272	Wix.com Ltd.(a)	155,667

		1,048,316

	Italy — 1.3%
7,032	Assicurazioni Generali SpA	145,200
8,024	Mediobanca Banca di Credito Finanziario SpA	88,394

		233,594

	Japan — 30.3%
3,200	ABC-Mart, Inc.	219,075
2,600	ANA Holdings, Inc.	87,133
2,600	Bridgestone Corp.	97,373
7,200	Chugoku Electric Power Co., Inc. (The)	94,741
4,000	FUJIFILM Holdings Corp.	192,501
10,500	Japan Airlines Co. Ltd.	328,213
6,400	Japan Post Bank Co. Ltd.	61,836
11,700	Japan Post Holdings Co. Ltd.	110,460
56	Japan Prime Realty Investment Corp.	245,539
24	Japan Real Estate Investment Corp.	159,006
80	Japan Retail Fund Investment Corp.	171,741
3,600	KDDI Corp.	107,760
1,600	Lawson, Inc.	91,134
6,400	Mitsubishi Heavy Industries Ltd.	250,170
24,000	Mitsubishi UFJ Financial Group, Inc.	131,003
171,700	Mizuho Financial Group, Inc.	265,904
4,000	MS&AD Insurance Group Holdings, Inc.	132,910
4,200	Nagoya Railroad Co. Ltd.	131,015
4,692	NEC Corp.	195,149
24	Nippon Building Fund, Inc.	175,569
10,400	Nippon Telegraph & Telephone Corp.	263,840
800	Nitori Holdings Co. Ltd.	126,800
6,400	NTT DOCOMO, Inc.	178,911
15,200	Pan Pacific International Holdings Corp.	253,298

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2019

Natixis Seeyond International Minimum Volatility ETF – (continued)

Shares	Description	Value (†)
	Japan — continued
1,100	Secom Co. Ltd.	$98,962
8,800	Seibu Holdings, Inc.	145,351
3,200	Tokio Marine Holdings, Inc.	180,178
7,200	Toshiba Corp.	245,466
80	United Urban Investment Corp.	149,878
3,200	West Japan Railway Co.	277,996
33,300	Yamada Denki Co. Ltd.	177,110

		5,346,022

	Netherlands — 3.0%
896	Heineken NV	95,466
11,672	Koninklijke Ahold Delhaize NV	292,105
4,648	Royal Dutch Shell PLC, A Shares	137,619

		525,190

	New Zealand — 1.3%
80,096	Spark New Zealand Ltd.	233,979

	Norway — 0.6%
3,744	Mowi ASA	97,229

	Singapore — 5.9%
35,200	Ascendas Real Estate Investment Trust	77,748
48,343	CapitaLand Mall Trust	88,442
51,400	ComfortDelGro Corp. Ltd.	90,977
48,000	SATS Ltd.	180,627
18,400	Singapore Airlines Ltd.	123,702
13,300	Singapore Exchange Ltd.	87,635
42,200	Singapore Telecommunications Ltd.	104,194
9,800	Singapore Telecommunications Ltd.	24,561
79,000	Suntec Real Estate Investment Trust	108,102
49,696	Wilmar International Ltd.	152,268

		1,038,256

	Switzerland — 5.8%
2,576	Nestle S.A., (Registered)	278,735
152	Partners Group Holding AG	139,294
872	Roche Holding AG	282,757
128	Swiss Life Holding AG, (Registered)	64,215
848	Swiss Prime Site AG, (Registered)	97,993
408	Zurich Insurance Group AG	167,312

		1,030,306

	United Kingdom — 9.5%
17,312	BAE Systems PLC	129,532
4,312	Coca-Cola European Partners PLC	219,395
6,720	Compass Group PLC	168,254
5,504	Diageo PLC	233,362
17,648	National Grid PLC	220,770
1,568	Next PLC	145,778
1,080	Reckitt Benckiser Group PLC	87,689

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2019

Natixis Seeyond International Minimum Volatility ETF – (continued)

Shares	Description	Value (†)
	United Kingdom — continued
3,504	Smith & Nephew PLC	$85,063
4,968	Unilever NV	285,688
40,632	Wm Morrison Supermarkets PLC	107,547

		1,683,078

	United States — 1.8%
592	CyberArk Software Ltd.(a)	69,016
12,248	James Hardie Industries PLC	239,953

		308,969

	Total Common Stocks (Identified Cost $15,978,848)	17,487,407

Principal Amount
Short-Term Investments — 0.9%
$164,782	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2019 at 0.900% to be repurchased at $164,790 on 1/02/2020 collateralized by $165,000 U.S. Treasury Note, 2.875% due 10/31/2023 valued at $173,285 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $164,782)	164,782

	Total Investments — 99.9% (Identified Cost $16,143,630)	17,652,189
	Other assets less liabilities — 0.1%	21,243

	Net Assets — 100.0%	$17,673,432

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2019

Natixis Seeyond International Minimum Volatility ETF – (continued)

Industry Summary at December 31, 2019

Insurance	7.9%
Diversified Telecommunication Services	7.5
Banks	5.5
Food & Staples Retailing	5.2
Road & Rail	4.6
Food Products	4.4
Machinery	3.7
Electric Utilities	3.3
REITs – Office Property	3.3
Real Estate Management & Development	3.1
Airlines	3.1
Beverages	3.0
Specialty Retail	2.9
Multiline Retail	2.9
Oil, Gas & Consumable Fuels	2.7
Capital Markets	2.7
Software	2.5
Pharmaceuticals	2.1
Hotels, Restaurants & Leisure	2.1
IT Services	2.0
REITs – Diversified	2.0
Other Investments, less than 2% each	22.5
Short-Term Investments	0.9

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

Currency Exposure Summary at December 31, 2019

Japanese Yen	30.3%
Euro	21.6
Canadian Dollar	8.5
British Pound	7.5
Australian Dollar	7.1
Singapore Dollar	5.9
Swiss Franc	5.8
Israeli Shekel	5.0
United States Dollar	3.4
Hong Kong Dollar	2.9
Other, less than 2% each	1.9

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Statements of Assets and Liabilities

December 31, 2019

	Natixis Loomis Sayles Short Duration Income ETF	Natixis Seeyond International Minimum Volatility ETF
ASSETS
Investments at cost	$29,875,075	$16,143,630
Net unrealized appreciation	326,390	1,508,559

Investments at value	30,201,465	17,652,189
Due from brokers (Note 2)	35,000	—
Receivable from investment adviser (Note 6)	9,612	14,386
Receivable for securities sold	—	235,026
Dividends and interest receivable	151,171	23,155
Tax reclaims receivable	494	28,842
Receivable for variation margin on futures contracts (Note 2)	3,144	—
Prepaid expenses (Note 7)	1	1

TOTAL ASSETS	30,400,887	17,953,599

LIABILITIES
Payable for securities purchased	—	89,074
Foreign currency payable to custodian bank at value (identified cost $0 and $106,983, respectively) (Note 8)	—	109,087
Deferred Trustees’ fees (Note 6)	8,667	14,870
Administrative fees payable (Note 6)	1,131	670
Other accounts payable and accrued expenses	60,079	66,466

TOTAL LIABILITIES	69,877	280,167

NET ASSETS	$30,331,010	$17,673,432

NET ASSETS CONSIST OF:
Paid-in capital	$29,991,534	$16,646,301
Accumulated earnings	339,476	1,027,131

NET ASSETS	$30,331,010	$17,673,432

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Net assets	$30,331,010	$17,673,432

Shares of beneficial interest	1,200,000	400,000

Net asset value, offering and redemption price per share	$25.28	$44.18

See accompanying notes to financial statements.

29  |

Statements of Operations

For the Year Ended December 31, 2019

	Natixis Loomis Sayles Short Duration Income ETF	Natixis Seeyond International Minimum Volatility ETF
INVESTMENT INCOME
Interest	$844,240	$3,211
Dividends	—	863,422
Less net foreign taxes withheld	(1,554)	(84,698)

	842,686	781,935

Expenses
Management fees (Note 6)	85,883	121,672
Administrative fees (Note 6)	12,603	10,719
Trustees’ fees and expenses (Note 6)	17,041	17,474
Transfer agent fees and expenses	15,600	15,600
Audit and tax services fees	42,019	42,019
Custodian fees and expenses	30,377	37,423
Interest expense (Note 9)	—	1,644
Legal fees (Note 7)	11,506	10,152
Registration fees	903	781
Shareholder reporting expenses	15,357	9,455
Miscellaneous expenses (Note 7)	40,000	39,787

Total expenses	271,289	306,726
Less waiver and/or expense reimbursement (Note 6)	(162,504)	(171,243)

Net expenses	108,785	135,483

Net investment income	733,901	646,452

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	301,955	1,165,076
Futures contracts	(106,762)	—
Foreign currency transactions (Note 2c)	—	5,851
Net change in unrealized appreciation (depreciation) on:
Investments	529,500	2,155,031
Futures contracts	39,265	—
Foreign currency translations (Note 2c)	—	1,206

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	763,958	3,327,164

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,497,859	$3,973,616

See accompanying notes to financial statements.

|  30

Statements of Changes in Net Assets

	Natixis Loomis Sayles Short Duration Income ETF
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$733,901	$578,170
Net realized gain (loss) on investments and futures contracts	195,193	(107,928)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	568,765	(233,264)

Net increase in net assets resulting from operations	1,497,859	236,978

FROM DISTRIBUTIONS TO SHAREHOLDERS:	(779,880)	(620,940)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	2,529,226	7,452,078

Net increase in net assets	3,247,205	7,068,116
NET ASSETS
Beginning of the year	27,083,805	20,015,689

End of the year	$30,331,010	$27,083,805

See accompanying notes to financial statements.

31  |

Statements of Changes in Net Assets (continued)

	Natixis Seeyond International Minimum Volatility ETF
	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$646,452	$464,457
Net realized gain on investments and foreign currency transactions	1,170,927	342,014
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,156,237	(2,159,668)

Net increase (decrease) in net assets resulting from operations	3,973,616	(1,353,197)

FROM DISTRIBUTIONS TO SHAREHOLDERS:	(1,065,620)	(1,157,940)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(6,920,323)	6,445,786

Net increase (decrease) in net assets	(4,012,327)	3,934,649
NET ASSETS
Beginning of the year	21,685,759	17,751,110

End of the year	$17,673,432	$21,685,759

See accompanying notes to financial statements.

|  32

Financial Highlights

For a share outstanding throughout each period.

	Natixis Loomis Sayles Short Duration Income ETF
	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$24.62	$25.02	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.64	0.61	(0.00	)(b)
Net realized and unrealized gain (loss)	0.70	(0.37)	0.02

Total from Investment Operations	1.34	0.24	0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.67)	(0.64)	—
Net realized capital gains	(0.01)	—	—

Total Distributions	(0.68)	(0.64)	—

Net asset value, end of the period	$25.28	$24.62	$25.02

Total return(c)	5.51%	0.97%	0.08	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$30,331	$27,084	$20,016
Net expenses(e)	0.38%	0.38%	0.38	%(f)
Gross expenses	0.95%	1.09%	14.21	%(f)
Net investment income (loss)	2.56%	2.46%	(0.09	)%(f)
Portfolio turnover rate(g)	113%	167%	0%

*	From commencement of operations on December 27, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)

Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

33  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Seeyond International Minimum Volatility ETF
	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$39.43		$44.38	$38.47	$39.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.15		1.02	0.85	0.11
Net realized and unrealized gain (loss)	5.88		(3.75)	7.66	(1.43)

Total from Investment Operations	7.03		(2.73)	8.51	(1.32)

LESS DISTRIBUTIONS FROM:
Net investment income	(2.28)		(1.01)	(0.84)	(0.12)
Net realized capital gains	—		(1.21)	(1.76)	—

Total Distributions	(2.28)		(2.22)	(2.60)	(0.12)

Net asset value, end of the period	$44.18		$39.43	$44.38	$38.47

Total return(b)	17.94%		(6.17)%	22.17%	(3.31	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$17,673		$21,686	$17,751	$13,464
Net expenses(d)	0.56	%(e)	0.55%	0.55%	0.55	%(f)
Gross expenses	1.26	%(e)	1.57%	1.76%	2.61	%(f)
Net investment income	2.66%		2.32%	1.96%	1.49	%(f)
Portfolio turnover rate(g)	61%		135%	93%	20%

*	From commencement of operations on October 25, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.55% and the ratio of gross expenses would have been 1.25%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes to financial statements.

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Notes to Financial Statements

December 31, 2019

1.  Organization.  Natixis ETF Trust (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of beneficial interest of the Funds. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) and traded on other exchanges. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Loomis Sayles Short Duration Income ETF (the “Short Duration Income ETF”)

Natixis Seeyond International Minimum Volatility ETF (the “International Minimum Volatility ETF”)

Each Fund is a diversified investment company.

The Funds issue and redeem shares on a continuous basis through ALPS Distributors, Inc. (“ALPS”). Each Fund may pay ALPS, an unaffiliated distributor, fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Currently, no Rule 12b-1 fees are charged. Future payments may be made under the 12b-1 Plan without further shareholder approval.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and the Trust.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or

35  |

Notes to Financial Statements (continued)

December 31, 2019

sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s net asset value (“NAV”) may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2019, certain securities held by Short Duration Income ETF were fair valued at $15,131, representing less than 0.1% of net assets.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax,

|  36

Notes to Financial Statements (continued)

December 31, 2019

if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon the World Market or “WM11” foreign exchange rates supplied by an independent pricing service. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial

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Notes to Financial Statements (continued)

December 31, 2019

margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax return for the prior fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets

|  38

Notes to Financial Statements (continued)

December 31, 2019

and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, redemptions in-kind, distributions in excess of income and/or capital gain, paydown gains and losses, premium amortization and passive foreign investment company adjustments. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, futures contract mark-to-market, passive foreign investment company adjustments, straddle loss deferrals, premium amortization and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Short Duration Income ETF	$779,880	$—	$779,880	$620,940	$—	$620,940
International Minimum Volatility ETF	1,065,620	—	1,065,620	514,660	643,280	1,157,940

39  |

Notes to Financial Statements (continued)

December 31, 2019

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Short Duration Income ETF	International Minimum Volatility ETF
Undistributed ordinary income	$40,249	$—
Capital loss carryforward:
Short-term:
No expiration date	—	(231,101)

Late-year ordinary and post-October capital loss deferrals*	—	(48,604)

Unrealized appreciation	307,896	1,321,706

Total accumulated earnings	$348,145	$1,042,001

Capital loss carryforward utilized in the current year	$142,529	$—

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. As of December 31, 2019, International Minimum Volatility ETF is deferring ordinary losses due to passive foreign investment companies and currency losses.

As of December 31, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Short Duration Income ETF	International Minimum Volatility ETF
Federal tax cost	$29,893,569	$16,332,351

Gross tax appreciation	$324,232	$1,589,931
Gross tax depreciation	(16,336)	(270,093)

Net tax appreciation	$307,896	$1,319,838

|  40

Notes to Financial Statements (continued)

December 31, 2019

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

h.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Short Duration Income ETF represents cash pledged as initial margin for futures contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has evaluated the impact of the adoption of ASU 2018-13 and will incorporate required disclosure updates in the Funds’ semiannual financial statements as of June 30, 2020.

41  |

Notes to Financial Statements (continued)

December 31, 2019

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

|  42

Notes to Financial Statements (continued)

December 31, 2019

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2019, at value:

Short Duration Income ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$1,227,697	$15,131	(b)	$1,242,828
All Other Bonds and Notes(a)	—	28,534,198	—		28,534,198

Total Bonds and Notes	$—	$29,761,895	$15,131		$29,777,026

Short-Term Investments	—	424,439	—		424,439
Futures Contracts (unrealized appreciation)	18,638	—	—		18,638

Total	$18,638	$30,186,334	$15,131		$30,220,103

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Futures Contracts (unrealized depreciation)	$(4,447)	$—	$—		$ (4,447)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

International Minimum Volatility ETF

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$17,487,407	$—	$—	$17,487,407
Short-Term Investments	—	164,782	—	164,782

Total	$17,487,407	$164,782	$—	$17,652,189

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2019, there were no transfers among Levels 1, 2 and 3.

43  |

Notes to Financial Statements (continued)

December 31, 2019

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2018 and/or December 31, 2019:

Short Duration Income ETF

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Collateralized Mortgage Obligations	$—	$—	$(277)	$367	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2019
Bonds and Notes
Collateralized Mortgage Obligations	$(110,704)	$125,745	$—	$15,131	$367

Debt securities valued at $125,745 were transferred from Level 2 to Level 3 during the period ended December 31, 2019. At December 31, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2019 these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Short Duration Income ETF used during the period include futures contracts.

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Notes to Financial Statements (continued)

December 31, 2019

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2019, Short Duration Income ETF used futures contracts to manage duration.

The following is a summary of derivative instruments for Short Duration Income ETF as of December 31, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$18,638

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(4,447)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Short Duration Income ETF during the year ended December 31, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(106,762)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$39,265

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

45  |

Notes to Financial Statements (continued)

December 31, 2019

The volume of futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2019:

Short Duration Income ETF	Futures
Average Notional Amount Outstanding	34.50%
Highest Notional Amount Outstanding	38.02%
Lowest Notional Amount Outstanding	30.76%
Notional Amount Outstanding as of December 31, 2019	33.93%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open futures contracts is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Short Duration Income ETF	$38,144	$38,144

|  46

Notes to Financial Statements (continued)

December 31, 2019

5.  Purchases and Sales of Securities.  For the year ended December 31, 2019, purchases and sales of securities (excluding in-kind transactions and short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Short Duration Income ETF	$12,743,743	$9,952,258	$21,446,547	$21,929,487
International Minimum Volatility ETF	—	—	14,216,006	14,783,466

For the year ended December 31, 2019, in-kind transactions were as follows:

Fund	In-Kind Purchases	In-Kind Sales
International Minimum Volatility ETF	$2,002,413	$8,758,853

International Minimum Volatility ETF realized a gain of $1,004,069 on in-kind sales during the year ended December 31, 2019.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Short Duration Income ETF	0.30%
International Minimum Volatility ETF	0.50%

Effective March 29, 2019, Natixis Advisors has entered into a personnel-sharing arrangement with Seeyond, a subsidiary of Ostrum Asset Management which is part of Natixis Investment Managers. Pursuant to the personnel-sharing arrangement, certain employees of Seeyond, as “participating affiliates”, serve as “associated persons” of Natixis Advisors and, in this capacity, may, on behalf of Natixis Advisors, provide discretionary investment management services (including acting as portfolio managers), research and related services to International Minimum Volatility ETF.

Natixis Advisors has entered into a subadvisory agreement for Short Duration Income ETF with Loomis, Sayles & Company, L.P. (“Loomis Sayles”).

47  |

Notes to Financial Statements (continued)

December 31, 2019

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis.

Under the terms of the subadvisory agreement, the Fund has agreed to pay Loomis Sayles a subadvisory fee at the annual rate of 0.15%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Payments to Natixis Advisors are reduced by the amount of payments to Loomis Sayles.

Prior to March 29, 2019, Ostrum Asset Management U.S., LLC (“Ostrum US”), a subsidiary of Ostrum Asset Management, served as subadvisor to International Minimum Volatility Fund. Under the terms of the subadvisory agreement, the Fund paid Ostrum US a subadvisory fee at the annual rate of 0.30%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors has given a binding undertaking to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until April 30, 2021, may be terminated before then only with the consent of the Funds’ Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

Fund	Expense Limit as a Percentage of Average Daily Net Assets
Short Duration Income ETF	0.38%
International Minimum Volatility ETF	0.55%

Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) in later periods to the extent the annual operating expenses of a Fund fall below a Fund’s expense limits, provided, however, that a Fund is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

December 31, 2019

For the year ended December 31, 2019, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Short Duration Income ETF	$85,883	$85,883	$—	0.30%	—%
International Minimum Volatility ETF	121,672	121,672	—	0.50%	—%

[1]	Management fee waiver is subject to possible recovery until December 31, 2020.

For the year ended December 31, 2019, expenses have been reimbursed as follows:

Fund	Reimbursements[2]
Short Duration Income ETF	$76,478
International Minimum Volatility ETF	49,439

[2]	Expense reimbursement is subject to possible recovery until December 31, 2020.

No expenses were recovered during the year ended December 31, 2019 under the terms of the expense limitation agreement.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, the Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective

49  |

Notes to Financial Statements (continued)

December 31, 2019

October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended December 31, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Short Duration Income ETF	$12,603	$143	$12,460
International Minimum Volatility ETF	10,719	132	10,587

c.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the

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Notes to Financial Statements (continued)

December 31, 2019

provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

d.  Affiliated Ownership.  As of December 31, 2019, Natixis held shares of the Short Duration Income ETF and International Minimum Volatility ETF representing 70.21% and 22.17%, respectively, of the Funds’ net assets. Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2019, neither Fund had borrowings under this agreement.

8.  Payable to Custodian Bank.  The Funds’ custodian bank provides overdraft protection to the Funds in the event of a cash shortfall. Cash overdrafts bear interest at a rate per annum equal to a flat rate between 2.75%-4.00%, depending on the foreign currency overdrawn. At December 31, 2019, the International Minimum Volatility ETF had payables, at value, of $109,087 to the custodian bank for foreign currency overdrafts.

51  |

Notes to Financial Statements (continued)

December 31, 2019

9.  Interest Expense.  The Funds incur interest expense on cash overdrafts and foreign currency debit balances held at the custodian bank. Interest expense incurred for the year ended December 31, 2019 is reflected on the Statements of Operations.

10.  Risk.  The Funds have exposure to certain types of risk as summarized below.

a.  Authorized Participant Concentration Risk.  Only an authorized participant (“Authorized Participant”) may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

b.  Foreign Securities Risk.  Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Foreign securities held by the Funds may trade on foreign exchanges that are closed when the securities exchange on which the Funds’ shares trade is open, which may result in deviations between the current price of a foreign security and the last quoted price for that security (i.e., the Funds’ quote from the closed foreign market). This could result in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

c.  Premium/Discount Risk.  Shares of the Funds are listed for trading on the NYSE Arca and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Funds’ shares will fluctuate, in some cases materially, in response to changes in the Funds’ NAV, the intraday value of the Funds’ holdings, and the relative supply and demand for the Funds’ shares on the exchange. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

d.  Secondary Market Trading Risk.  Investors buying or selling shares of the Funds in the secondary market will pay brokerage commissions or other charges imposed by broker-dealers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

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Notes to Financial Statements (continued)

December 31, 2019

e.  Trading Issues Risk.  Trading in shares on the NYSE Arca may be halted in certain circumstances. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met.

11.  Capital Shares.  Shares of the Funds may be acquired or redeemed directly from the Funds by Authorized Participants only in aggregations of 100,000 shares for Short Duration Income ETF and 50,000 shares for International Minimum Volatility ETF (“Creation Units”), or multiples thereof. Each Authorized Participant enters into an Authorized Participant agreement with the Funds’ Distributor.

A creation transaction order, which is subject to acceptance by ALPS, generally takes place when an Authorized Participant deposits into the Funds a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Funds in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted) held by the Funds and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable directly with the Funds.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the Authorized Participant agreement. These prices may differ from the market price of the Fund’s shares.

The Funds may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees are included in capital share transactions on the Statements of Changes in Net Assets.

Transactions in capital shares were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
Short Duration Income ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	100,000	$2,529,226	300,000	$7,452,078

Increase from capital share transactions	100,000	$2,529,226	300,000	$7,452,078

	Year Ended December 31, 2019		Year Ended December 31, 2018
International Minimum Volatility ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	50,000	$2,012,887	150,000	$6,445,786
Redeemed	(200,000)	(8,933,210)	—	—

Increase (decrease) from capital share transactions	(150,000)	$(6,920,323)	150,000	$6,445,786

53  |

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Natixis ETF Trust and Shareholders of Natixis Loomis Sayles Short Duration Income ETF and Natixis Seeyond International Minimum Volatility ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Natixis Loomis Sayles Short Duration Income ETF and Natixis Seeyond International Minimum Volatility ETF (hereafter collectively referred to as the “Funds”) as of December 31, 2019, the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

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Report of Independent Registered Public

Accounting Firm

December 31, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

55  |

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2019 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
International Minimum Volatility ETF	59.90%

Foreign Tax Credit.  For the year ended December 31, 2019, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Minimum Volatility ETF	$78,003	$863,422

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Other Information

Premium/Discount Analysis (Unaudited)

Fund shares are bought and sold on the secondary market at current market prices. Premium/discount represents the difference between the market price (midpoint between the highest bid and lowest offer on the primary listing exchange) and net asset value (“NAV”) of Fund shares determined as of the close of the NYSE.

Premium/discount will fluctuate regularly based on the supply of, and demand for, shares of the Fund. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell shares.

The following information presents the frequency of distributions of premiums and discounts for the Funds, as stated in trading days. Trading days are presented by year, starting with the date the Fund began trading on the secondary market. Premium/discount ranges with no trading days are omitted.

The frequency distribution of premiums and discounts, for the International Minimum Volatility ETF, for the period from October 27, 2016 through December 31, 2019 is as follows:

	Number of Days
Premium/Discount Range	2019	2018	2017	2016
Greater than 2.0% and Less than 2.5%	—	1	—	—
Greater than 1.5% and Less than 2.0%	—	2	—	—
Greater than 1.0% and Less than 1.5%	2	8	—	1
Greater than 0.5% and Less than 1.0%	26	92	8	1
Greater than 0.0% and Less than 0.5%	171	119	157	34
At NAV	4	1	11	2
Less than 0.0% and Greater than -0.5%	45	18	71	7
Less than -0.5% and Greater than -1.0%	5	8	4	—
Less than -1.0% and Greater than -1.5%	—	1	—	—
Less than -1.5% and Greater than -2.0%	—	1	—	—

The frequency distribution of premiums and discounts, for the Short Duration Income ETF, for the period from December 28, 2017 through December 31, 2019 is as follows:

	Number of Days
Premium/Discount Range	2019	2018	2017
Greater than 0.5% and Less than 1.0%	—	1	—
Greater than 0.0% and Less than 0.5%	155	221	1
At NAV	69	15	1
Less than 0.0% and Greater than -0.5%	29	14	—

Data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results.

Information regarding premium/discount history on a daily basis is available from the Natixis Funds’ website.

57  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis ETF Trust (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis ETFs at 800-458-7452.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2016 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	51 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2016 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2016 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	51 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2016 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	51 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

59  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2016 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	51 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	51 Director, Sterling Bancorp (bank)	Experience on the Board ; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	51 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board ; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2016 Chairperson of the Audit Committee	Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

61  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	51 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2016	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	51 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[4] (1965)	Trustee since 2015 President and Chief Executive Officer since 2011	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	51 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and the Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

63  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2011	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, LLC.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Erik R. Sirri, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/18-	1/1/19-	1/1/18-	1/1/19-	1/1/18-	1/1/19-	1/1/18-	1/1/19-
	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19
Natixis ETF Trust	$69,106	$67,779	$7	$7	$16,251	$16,250	$—	$—

1.	Audit-related fees consist of:

2018 & 2019 – performance of agreed-upon procedures related to the Registrant’s deferred compensation.

2.	Tax fees consist of:

2018 & 2019 – review of Registrant’s tax returns

Aggregate fees billed to the Registrant for non-audit services during 2018 and 2019 were $16,258 and $16,257 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, L.P. (“Natixis, Advisors”) and entities controlling, controlled by or under common control with Natixis Advisors (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/18-	1/1/19-	1/1/18-	1/1/19-	1/1/18-	1/1/19-
	12/31/18	12/31/19	12/31/18	12/31/19	12/31/18	12/31/19
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/18-	1/1/19-
	12/31/18	12/31/19
Control Affiliates	$51,815	$27,252

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

This registrant has a separately designated standing audit committee comprised of independent Trustees. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Erik R. Sirri, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a)	(3) Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis ETF Trust

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 21, 2020

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 21, 2020